Exhibit 99.1

JP Morgan Healthcare Conference January 13, 2021 THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. © 2021 Theravance Biopharma. All rights reserved.

Forward - looking statements 2 Under the safe harbor provisions of the U . S . Private Securities Litigation Reform Act of 1995 , the company cautions investors that any forward - looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward - looking statements or projections . Examples of forward - looking statements in this presentation may include the Company’s strategies, plans and objectives, the Company’s regulatory strategies and timing of clinical studies (including the data therefrom), the potential characteristics, benefits and mechanisms of action of the Company’s product and product candidates, the potential that the Company’s research programs will progress product candidates into the clinic, the Company’s expectations for product candidates through development, the Company's expectations regarding its allocation of resources, potential regulatory approval and commercialization (including their differentiation from other products or potential products), product sales or profit share revenue and the Company’s expectations for its 2020 operating loss, excluding share - based compensation and other financial results . The company’s forward - looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to the impacts on the COVID - 19 global pandemic on our business, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company’s compounds or product candidates are unsafe or ineffective, risks that product candidates do not obtain approval from regulatory authorities, the feasibility of undertaking future clinical trials for our product candidates based on policies and feedback from regulatory authorities, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, current and potential future disagreements with Innoviva, Inc . and TRC LLC, the uncertainty of arbitration and litigation and the possibility that an arbitration award or litigation result could be adverse to the Company . Other risks affecting Theravance Biopharma are in the company's Form 10 - Q filed with the SEC on November 9 , 2020 , and other periodic reports filed with the SEC .

Our science Organ - selective molecules designed to optimize therapeutic index

Theravance Biopharma difference: Targeting disease with organ selective medicines TI, therapeutic index. 4 Target disease biology Optimize effect in the organ where the disease is active Expand TI with the goal of maximizing efficacy and limiting systemic side effects TI TI Disease Therapeutic Index Pathway Pioneering a new generation of small molecule drugs designed to better meet patient needs

2021: Three Areas for Transformational Impact 5 Development Pipeline Ampreloxetine Izencitinib TD - 0903 Changing Financial Profile

Key programs supported by proven development and commercial expertise

	Program	Indication	Stage (Research / Phase 1 / Phase 2 / Phase 3 / Filed / Marketed)	Collaborator
	Ampreloxetine (TD-9855) NRI	Symptomatic nOH	Phase 3	Wholly-owned
Organ-Selective	Izencitinib (TD-1473) GI JAKi	UC	Phase 2b/3	Janssen Biotech, Inc.
Organ-Selective	Izencitinib (TD-1473) GI JAKi	CD	Phase 2	Janssen Biotech, Inc.
Organ-Selective	TD-5202 Irreversible JAK3i	Inflammatory intestinal diseases	Phase 1	Janssen Biotech, Inc.
Organ-Selective	YUPELRI® (revefenacin) LAMA	COPD	Marketed	VIATRIS
Organ-Selective	TD-0903 Inhaled JAKi	COVID-19	Phase 2	Wholly-owned
Organ-Selective	TD-8236 Inhaled JAKi	Asthma	Phase 2	Wholly-owned
Organ-Selective	Inhaled ALK5i	Idiopathic pulmonary fibrosis	Phase 1	Wholly-owned

	Program	Indication	Stage (Research / Phase 1 / Phase 2 / Phase 3 / Filed / Marketed)	Rights
Economic Interests	TRELEGY[1] FF/UMEC/VI	COPD	Marketed	GSK & Innoviva, Inc.
Economic Interests	TRELEGY[1] FF/UMEC/VI	Asthma	Marketed	GSK & Innoviva, Inc.
Economic Interests	Skin-selective JAKi	Dermatological diseases	Research	Pfizer

Theravance Biopharma
Medicines That Make a Difference

1. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties received retained by TBPH. All statements concerning TRELEGY ELLIPTA based on publicly available information. CD, Crohn's disease; COPD, chronic obstructive pulmonary disease; FF/UMEC/VI, fluticasone furoate/umeclidinium/vilanterol; JAKi, Janus kinase inhibitor; LAMA, long acting muscarinic receptor antagonist; nOH, neurogenic orthostatic hypotension; NRI, norepinephrine reuptake inhibitor; UC, ulcerative colitis.

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2021: Three Areas for Transformational Impact 7 Development Pipeline Ampreloxetine Izencitinib TD - 0903 Changing Financial Profile

YUPELRI® (revefenacin) inhalation solution

FDA-approved for the maintenance treatment of COPD
First and only once-daily, nebulized maintenance medicine for COPD


YUPELRI
(revefenacin) inhalation solution
175 mcg/3 mL
Mylan
30

Once-daily LAMAs are first-line therapy for moderate-to-severe COPD[1]

9% of COPD patients (~800,000) use nebulizers for ongoing maintenance therapy; 41% use nebulizers at least occasionally for bronchodilator therapy[2]

TBPH and **VTRS** worldwide strategic collaboration to develop and commercialize nebulized YUPELRI® (revefenacin)

Theravance Biopharma + VIATRIS

TBPH 35%
65% VTRS

Companies co-promote under US profit/loss share

Theravance Biopharma
Medicines That Make a Difference

1. Global Strategy for Diagnosis, Management, and Prevention of COPD, 2018.
2. TBPH market research (N = 160 physicians); refers to US COPD patients.

COPD, chronic obstructive pulmonary disease; LAMA, long acting muscarinic receptor antagonist

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YUPELRI ® hospital sales and community TRx trends Continued growth through Q1’20 across both the hospital and retail channels; Signs of recovery to initial growth trajectory leading into 2021 0.3% 1.1% 2.2% 3.4% 5.4% 6.5% 6.3% 7.8% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20* Hospital LA - NEB Market Share Hospital Market Share YUPELRI LA-NEB Market Share 1. Joint VTRS/TBPH Market Research * Hospital - IQVIA DDD through 12/18/2020. ** Community - IQVIA XPO Excl. LTC (Retail) and SolutionsRx (DME / Med B FFS) through 9/30/2020. LA - NEB Market: YUPELRI, BROVANA, LONHALA, PERFOROMIST 9 TRx volume represents retail only which is typically 33% of Retail + DME 1.5% 6.1% 9.8% 13.1% 15.3% 16.3% 17.4% 0K 2K 4K 6K 8K 10K 12K 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Retail TRx Community LA - NEB Market Share** Community Market Share with TRx Retail TRx YUPELRI LA-NEB Market Share Most patients that receive YUPELRI ® in the hospital are discharged with an Rx 1 *Q4’20 through 12/18/2020 **Community LA - NEB Market Share includes Retail + DME / Med B FFS

TBPH implied 35% of YUPELRI ® US net sales by quarter See TBPH 10Q filed Nov 9, 2020 for greater detail re TBPH implied 35%. 10 TBPH implied 35% of YUPELRI US net sales represents TBPH’s split of the combined TBPH and VIATRIS net revenue Growth in net sales through Q1’20 and recovery in Q3’20 driven by volume TBPH Implied 35% of Total Net Sales ($M) $0.0 $3.2 $5.8 $10.4 $12.9 $10.6 $13.0 0 2 4 6 8 10 12 14 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20

2021: Three Areas for Transformational Impact 11 Development Pipeline Ampreloxetine Izencitinib TD - 0903 Changing Financial Profile

Ampreloxetine (TD - 9855) Once - daily norepinephrine reuptake inhibitor to treat symptomatic neurogenic orthostatic hypotension

Reduced quality of life, significant caregiver burden and limited therapeutic options for symptomatic nOH patients

PATIENT POPULATION

~350K	~700K	~700K
US patients	APAC patients	EU patients

nOH is a symptom of MSA, PAF and PD
70–80% of MSA patients[1], and
30–50% of PD patients[2] have nOH[3]



CURRENT TREATMENT LANDSCAPE

Current treatments (midodrine, fludrocortisone, droxidopa) have significant limitations

- Subset of patients do not respond
- None demonstrate durable effect
- Safety profiles that limit use
- Require multiple daily dosing

STRATEGIC OPPORTUNITY

Ampreloxetine

Designed to reduce symptoms of nOH by prolonging the effect of endogenous norepinephrine with the potential to provide a meaningful and durable symptom improvement to underserved patients

Theravance Biopharma
Medicines That Make a Difference

1. Mathias C, et al. J Neurol 1999;246:893-8.
2. Ha AD, et al. Parkinsonism Relat Disord 2011;17:625-8.
3. Not all patients are treated with prescription medication.

APAC, Asian and Pacific; MSA, multiple system atrophy; PAF, pure autonomic failure; PD, Parkinson's Disease; nOH, neurogenic orthostatic hypotension

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Ampreloxetine: Potential to provide meaningful and durable symptom improvement to underserved patients Baseline OHSA #1 (Orthostatic Hypotension Symptom Assessment Question 1) >4 points. Negative change indicates improvement in symptoms; improvement of 1 point is defined as the MCID (minimal clinically importan t d ifference). nOH , neurogenic orthostatic hypotension; SD, standard deviation. 14 -7 -6 -5 -4 -3 -2 -1 0 1 2 3 0 4 8 12 16 20 24 Mean (SD) change from baseline in OHSA #1 score n=17 n=13 n=7 n=6 Week Ampreloxetine Phase 2 data in nOH; 20 weeks of treatment Considered clinically meaningful Withdrawal Durability Efficacy

Ampreloxetine: Potential to provide meaningful and durable symptom improvement to underserved patients All subjects who complete Study 169 may enroll into 170; all subjects who complete 170 may enroll into extension study/171. Baseline OHSA #1 (Orthostatic Hypotension Symptom Assessment Question 1) >4 points. Negative change indicates improvement in sym ptoms; improvement of 1 point is defined as the MCID (minimal clinically important difference). Discontinuation rates for the Phase 3 trials as of Jan. 2020: 0169 – 5.3 percent; 0170 – 33.3 percent 15 Phase 3 registrational program ongoing; 4 - week efficacy data expected Q3 2021 Study 169: 4 weeks (N=188) Randomized, double - blind, placebo - controlled, parallel group Study 170: 22 weeks (N=254) Randomized 6 - week withdrawal phase Phase 3 Registrational Program Extension study: 3 years Completers

Izencitinib (TD - 1473/JNJ - 8398) Oral gut - selective pan - JAK inhibitor to treat inflammatory bowel diseases

Izencitinib results in low systemic exposures but high colonic concentrations above JAK inhibition levels ‣ >10 - fold lower systemic exposure with i zencitinib vs 10 mg BID tofacitinib (based upon published data) ‣ Tissue exposures at 80 and 270 mg of i zencitinib within the range of cellular JAK IC 50 values Sandborn et al. J Crohns Colitis;2020: 14:1202 - 13 and Sandborn et al. DDW 2019; oral presentation. * Simulated tofacitinib concentrations extracted from J Pharmacol Exp Ther 2014;348:165 - 73. BID, twice daily; hr , hour; IC 50 , concentration to produce 50% maximal inhibition; PK, pharmacokinetics. 17 0 1 2 3 4 0 100 200 300 Tofacitinib 10 mg BID (simulated)* Izencitinib 20 mg Izencitinib 80 mg Izencitinib 270 mg 20 mg 80 mg 270 mg 1 10 100 1000 10000 Colonic Tissue Izencitinib Concentrations Steady State Plasma Izencitinib PK in Patients with UC Range of JAK IC 50 values Plasma Concentration ( nM ) Time ( hr ) Izencitinib Dose Izencitinib Total Concentration ( nM )

Pre-clinical and Phase 1b results led to late stage IBD studies with izencitinib

Favorable data from this innovative exploratory Phase 1b study[1]

- Confirmed gut selectivity
  - High colonic concentration with low systemic drug exposures, consistent with pre-clinical data
  - For the goal of maximized therapeutic index
- Demonstrated numerically higher rates of clinical outcomes with reductions in biomarkers after only 4 weeks of treatment
  - Numerical improvements in rectal bleeding and mucosal healing
- Led to decision to proceed with development of izencitinib

Global collaboration with **Janssen Biotech, Inc.** leverages joint development expertise with the potential for up to a total of $1B in milestone payments to **TBPH** plus profit-share in US (33% TBPH, 67% Janssen) and double-digit royalties to TBPH ex-US[2]

Crohn's disease (0173)

DIONE STUDY

Phase 2: 12 weeks (N=160)
Dose-finding induction
→ **Active treatment extension: 48 weeks**

Ongoing; data expected Q3 2021

Ulcerative colitis (0157)

RHEA PROGRAM

Phase 2b/3: 8 weeks (N=240)
Dose-finding induction

Phase 3: 8 weeks (N=640)
Dose-confirming induction

Responders → **Maintenance phase[3]: 44 weeks**
↓
Long-Term Safety Study[4]: 3 years (0164)

Ongoing; Phase 2b data expected Q3 2021

1. Sandborn et al. J Crohns Colitis;2020:14:1202-13.
2. Deal value up to $1B in payments to TBPH, including $100M upfront previously received; subject to Janssen opt-in.
3. Maintenance study will have induction responder patients re-randomized to active doses compared to placebo at 44 weeks.
4. Patients may enter the Long-Term safety study by completing or terminating Maintenance study due to loss of response.

Theravance Biopharma
Medicines That Make a Difference
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TD - 0903 Program Nebulized lung - selective pan - JAK inhibitor to treat: ► Acute hyperinflammation of the lung in COVID - 19 ► Chronic inflammation for the prevention of lung transplant rejection

TD - 0903: Lung - selective inhaled pan - JAKi ‣ High affinity for JAK1, JAK2, JAK3, and Tyk2 kinase domains ‣ High potency for inhibition of cytokine - induced activation of JAK - STAT signaling pathways – In vitro : human epithelial and immune cells – In vivo : murine inhalation cytokine - challenge models ‣ Lung - selective design – High lung to plasma ratios – Rapid systemic clearance with no evidence of systemic immunosuppression – PK/PD modeling supports extended duration of action BALF lymphocytes and relevant mediators inhibited by OA tool JAK inhibitor TR065925. Based on internal data on file. 20 0 6 12 18 24 10 -5 10 -4 10 -3 10 -2 10 -1 10 0 10 1 10 2 Lung Plasma TD - 0903 IH 1 mg/kg in r ats Time (h) Concentration ( μ g/mL or μ g/g) Kinase domain Lung epithelial Immune cells JAK Aiming for maximal anti - inflammatory activity in pulmonary tissue while minimizing systemic exposure

Phase 2: Hospitalized COVID - 19 patients Dose 3 mg + SOC Placebo + SOC TD - 0903: Development plan designed to progress rapidly SOC, standard of care; PK, pharmacokinetic 21 Part 1: Multiple - ascending dose study x 7 days Repeat - dose safety, tolerability, PK, early dose - dependent efficacy Part 2: Parallel group study x 7 days Proof - of - concept efficacy and safety 1 mg 3 mg 10 mg Data will report Q1 2021 Data expected Q2 2021

2021: Three Areas for Transformational Impact 22 Development Pipeline Ampreloxetine Izencitinib TD - 0903 Changing Financial Profile

Economic interest GSK’s TRELEGY ELLIPTA (FF/UMEC/VI): First and only once - daily single inhaler triple therapy

Economic interest in GSK's TRELEGY

Upward-tiering royalties of ~5.5–8.5% of worldwide net sales[1]


Strongest US ELLIPTA Launch
TRELEGY
TRx Volume (Thousands)
300
250
200
150
100
50
Month Post Launch
ANORO
ARNUITY
BREO
INCRUSE

Launched in US in November 2017

Source: GSK, IQVIA NPA weekly TRx data. This information is an estimate derived from the use of information under license from the following IQVIA information service: NPA for the time period Sept 2013 through November 2020. IQVIA expressly reserves all rights, including rights of copying, distribution, & republication.

TRELEGY

- Q3 net sales of £194MM (or $252MM)
- Sales up 45% year-over-year
- US asthma indication approved September 9, 2020, and launched 3rd Q
  - Results from the CAPTAIN study published in *The Lancet Respiratory Medicine*

Theravance Biopharma
Medicines That Make a Difference

1. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non-recourse Triple II 9.5% Fixed Rate Term Notes are due on or before 2035. All statements concerning TRELEGY based on publicly available information. TRELEGY is FF/UMEC/VI or fluticasone furoate/umeclidinium/vilanterol; comprised of ICS, LAMA, and LABA, active components of Anoro (UMEC/VI).

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2021

Multiple potential milestones & value-driving catalysts

Q1

Q2

Q3

Q4

Commercial progress of YUPELRI® & GSK's TRELEGY

TOPLINE RESULTS

TD-0903
Phase 2 COVID-19

Ampreloxetine
SEQUOIA Phase 3 symptomatic nOH

Izencitinib
RHEA Phase 2b ulcerative colitis

Izencitinib
DIONE Phase 2 Crohn's disease

Theravance Biopharma
Medicines That Make a Difference

TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non-recourse Triple II 9.5% Fixed Rate Term Notes due on or before 2035. All statements concerning TRELEGY based on publicly available information. TRELEGY is FF/UMEC/VI or fluticasone furoate/umeclidinium/vilanterol; comprised of ICS, LAMA, and LABA, active components of Anoro (UMEC/VI).")

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Creating transformational value for stakeholders 26 Innovative research yielding organ - selective molecular designed assets Proven development and commercial expertise Strategic partnerships Value driving catalysts Strong capital position

27 Discovering… Developing… Commercializing…

About YUPELRI ® (revefenacin) inhalation solution YUPELRI ® (revefenacin) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . 1. TBPH market research (N=160 physicians); refers to US COPD patients. 28

YUPELRI ® (revefenacin) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 29